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              Certification Filed as Exhibit 11(b) to Form N-CSR

                              CERTIFICATION

I, James W. Hirschmann, Principal Executive Officer of Western Asset Funds, Inc. ("Corporation"), certify, that to my knowledge:

1. The Corporation's periodic report on Form N-CSR for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ James W. Hirschmann                              5/21/04
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James W. Hirschmann                                  Date
Principal Executive Officer

              Certification Filed as Exhibit 11(b) to Form N-CSR

                                  CERTIFICATION

I, Marie K. Karpinski, Principal Financial Officer of Western Asset Funds, Inc. ("Corporation"), certify, that to my knowledge:

1. The Corporation's periodic report on Form N-CSR for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


/s/ Marie K. Karpinski                                        5/21/04
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Marie K. Karpinski                                            Date
Principal Financial Officer